EXHIBIT 10.2

FIRST AMENDMENT TO GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO GUARANTY AGREEMENT (this “First Amendment”), dated as of February 7, 2014, is entered into among the parties listed on the signature pages hereof as Guarantors (collectively, the “Guarantors”), and BANK OF AMERICA, N.A. (the “Guarantied Party”, and collectively with any Affiliates thereof, the “Guarantied Parties”).

BACKGROUND

A.                                    The Guarantors and the Guarantied Party are parties to that certain Guaranty Agreement, dated as of March 1, 2013 (the “Guaranty Agreement”).  The terms defined in the Guaranty Agreement and not otherwise defined herein shall be used herein as defined in the Guaranty Agreement.

B.                                    The parties to the Guaranty Agreement desire to make certain amendments to the Guaranty Agreement.

C.                                    The Guarantied Party hereby agrees to amend the Guaranty Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Guarantors and the Guarantied Party covenant and agree as follows:

1.                                      AMENDMENTS.

(a)                                 Section 1of the Guaranty Agreement is hereby amended by adding the following defined terms thereto to read as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, as well as any rule promulgated thereunder by the Commodity Futures Trading Commission.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 35 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the

Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that otherwise qualifies at such time as an “eligible contract participant” under §1a(18)(A)(v) or (C) of the Commodity Exchange Act and Regulation 1.3(m) promulgated thereunder by the Commodity Futures Trading Commission.

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 35).

“Stock Repurchase Effective Date” means the date of the closing of the cash tender offer commenced reasonably promptly after the First Amendment Effective Date pursuant to which Limited shall make payment for the initial Treasury Stock Purchases in connection with such tender.

“First Amendment” means that certain First Amendment to Guaranty Agreement, dated as of February 7, 2014, among the Guarantors and the Guarantied Party.

“First Amendment Effective Date” means the date that all of the conditions of effectiveness set forth in Section 3 of the First Amendment have been satisfied.

(b)                                 The definition of “Swap Obligation” set forth in Section 1 of the Guaranty Agreement is hereby amended to read as follows:

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(c)                                  Section 8(f)(4) of the Guaranty Agreement is hereby amended to read as follows:

(4)                                 provided after giving effect thereto on a pro forma basis the Leverage Ratio is not greater than (i) 2.75 to 1.00 prior to the date that the Compliance Certificate for the fiscal year ending February 28, 2015 is required to have been delivered and (ii) 2.50 to 1.00 thereafter, Limited may declare or pay cash Dividends to its stockholders and make Treasury Stock Purchases; provided, however, nothing in this clause (d) shall prohibit or restrict Treasury Stock Purchases made pursuant to Limited’s employee stock option repurchase programs; and

(d)                                 Section 8(k)(1) of the Guaranty Agreement is hereby amended to read as follows:

(1)                                 Intentionally Omitted.

(e)                                  Section 9 of the Guaranty Agreement is hereby amended by adding the following sentence to the end thereof:

Notwithstanding anything in this Section 9 to the contrary, Guarantied Obligations shall not include Excluded Swap Obligations.

(f)                                   Section 14 of the Guaranty Agreement is hereby amended by adding the following paragraph to the end thereto to read as follows:

Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Guarantors and Affiliates of Guarantors to preserve the allocations to Obligations and Swap Obligations otherwise set forth above in this Section 14.

(g)                                  The Guaranty Agreement is hereby amended by adding Sections 35 and 36 to the end thereof to read as follows:

SECTION 35.                     Keepwell.  Each Guarantor that is a Qualified ECP Guarantor at the time the guaranty by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 35 voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations and undertakings of each Qualified ECP Guarantor under this Section 35 shall remain in full force and effect until the Guarantied Obligations have been indefeasibly paid and performed in full.  Solely for purposes of the Commodity Exchange Act, each Qualified ECP Guarantor intends this Section 35 to constitute, and for such purposes this Section 35 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party.

SECTION 36.                     Applicable Margin.  The Borrower and the Guarantied Party hereby agree that notwithstanding anything set forth in the Indenture or any other Loan Document to the contrary, the Applicable Margin in effect from and after the Stock Repurchase Effective Date through and including the date the Compliance Certificate is delivered pursuant to Section 7(b)(2) for the fiscal quarter ending after the Stock Repurchase Effective Date shall be no less than Level III.  The Borrower agrees to promptly execute a supplement to the Indenture to further evidence the agreement set forth in the immediately preceding sentence to the extent necessary.

(h)                                 Exhibit A, Compliance Certificate, is hereby amended to be in the form of Exhibit A to this First Amendment.

2.                                      REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery hereof, each of the Guarantors represents and warrants that, as of the date hereof:

(a)                                 the representations and warranties contained in the Guaranty Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on such earlier date;

(b)                                 no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)                                  (i) each Guarantor has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Guarantors, and (iii) this First Amendment and the Guaranty Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Guarantors, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)                                 neither the execution, delivery and performance of this First Amendment or the Guaranty Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of any of the Guarantors, or any indenture, agreement or other instrument to which the Guarantors or any of their respective property is subject; and

(e)                                  no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by any of the Guarantors of this First Amendment.

3.                                      CONDITIONS TO EFFECTIVENESS.  This First Amendment shall be effective upon satisfaction or completion of the following:

(a)                                 the Guarantied Party shall have received counterparts of this First Amendment executed by each of the Guarantors and acknowledged by the Borrower; and

(b)                                 the Guarantied Party shall have received, in form and substance satisfactory to the Guarantied Party and its counsel, such other documents, certificates and instruments as the Guarantied Party shall reasonably require.

4.                                      REFERENCE TO THE GUARANTY AGREEMENT.

(a)                                 Upon the effectiveness of this First Amendment, each reference in the Guaranty Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Guaranty Agreement, as affected and amended hereby.

(b)                                 The Guaranty Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5.                                      COSTS, EXPENSES AND TAXES.  The Guarantors agree to pay on demand all reasonable costs and expenses of the Guarantied Party in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Guarantied Party with respect thereto).

6.                                      BORROWER’S ACKNOWLEDGMENT.  By signing below, the Borrower (a) acknowledges, consents and agrees to the execution, delivery and performance by the Guarantors of this First Amendment, (b) acknowledges and agrees that its obligations in respect of the Guaranty Agreement (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under the Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its obligations under the Loan Agreement.

7.                                      EXECUTION IN COUNTERPARTS.  This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Guarantied Party (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8.                                      GOVERNING LAW; BINDING EFFECT.  This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

9.                                      HEADINGS.  Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

10.                               ENTIRE AGREEMENT.  THE GUARANTY AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT

THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL  AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

GUARANTORS:

HELEN OF TROY L.P.,
a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

HELEN OF TROY LIMITED,
a Barbados corporation

HOT NEVADA, INC.,
a Nevada corporation

HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation

HELEN OF TROY TEXAS CORPORATION,
a Texas corporation

IDELLE LABS LTD.,
a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

OXO INTERNATIONAL LTD.,
a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION,
a Nevada corporation, General Partner

PUR WATER PURIFICATION PRODUCTS, INC.,
a Nevada corporation

By:	/s/ Thomas J. Benson
Thomas Benson
	Title for all:	Senior Vice President — Finance and Chief Financial Officer

Signature Page to First Amendment to Guaranty Agreement

HELEN OF TROY MACAO COMMERCIAL OFFSHORE LIMITED,
a Macau corporation

By:	/s/ Thomas J. Benson
Thomas Benson
Director

KAZ, INC.,
a New York corporation

KAZ CANADA, INC.,
a Massachusetts corporation

KAZ USA, INC.,
a Massachusetts corporation

By:	/s/ Thomas J. Benson
Thomas Benson
Title for all: Senior Vice President — Finance

HELEN OF TROY LIMITED,
a Bermuda company

By:	/s/ Thomas J. Benson
Thomas Benson
Chief Executive Officer

Signature Page to First Amendment to Guaranty Agreement

GUARANTIED PARTY:

BANK OF AMERICA, N.A., as Guarantied Party

By:	/s/ Gary L. Mingle
Gary L. Mingle
Senior Vice President

Signature Page to First Amendment to Guaranty Agreement